GOODTIME ACTION AMUSEMENT PARTNERS, L.P.
(A Development Stage Company)

Financial Statements

October 30, 2005 and for the Period from
Inception (September 26, 2005)

GOODTIME ACTION AMUSEMENT PARTNERS, L.P.
(A Development Stage Company)

CERTIFIED PUBLIC ACCOUNTANTS AND CONSULTANTS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Partners of
Goodtime Action Amusement Partners, L.P.

We have audited the accompanying balance sheet of Goodtime Action Amusement Partners, L.P. (the "Company") (a development stage company) as of October 30, 2005 and the related statements of operations, changes in partners' capital (deficit) and cash flows for the period from inception (September 26, 2005) through October 30, 2005. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Goodtime Action Amusement Partners, L.P. as of October 30, 2005, and the results of its operations and its cash flows for the period from inception (September 26, 2005) through October 30, 2005, in conformity with U.S. generally accepted accounting principles.

/s/ Weaver and Tidwell, LLP
WEAVER AND TIDWELL, L.L.P.

Dallas, Texas
July 14, 2006

DALLAS	FORT WORTH

Three Forest Plaza	1600 West Seventh Street
12221 Merit Drive	Suite 300
Suite 1400	Fort Worth, TX 76102-2506
Dallas, Texas 75251-2280	817.332.7905
972.490.1970	F 817.429.5936
F 972.702.8321

WWW.WEAVERANDTIDWELL.COM
AN INDEPENDENT MEMBER OF BAKER TILLY INTERNATIONAL

GOODTIME ACTION AMUSEMENT PARTNERS, L.P.
(A Development Stage Company)

Balance Sheet

October 30, 2005

Assets
Current assets
Accounts receivable - related parties	$10,461

Total current assets	10,461

Total assets	$10,461

Liabilities and Partners' Capital (Deficit)

Current liabilities
Accounts payable	$5,543
Accounts payable-related party	18,126

Total current liabilities	23,669

Commitments and contingencies

Partners' capital (deficit)
General partner	(1)
Limited partners	(13,207)

Total partners' capital (deficit)	(13,208)

Total liabilities and partners' capital (deficit)	$10,461

See accompanying notes to financial statements.

GOODTIME ACTION AMUSEMENT PARTNERS, L.P.
(A Development Stage Company)

Statement of Operations

For the Period from Inception (September 26, 2005) through October 30, 2005

Selling, general and administrative expenses	$13,208

Net loss	$(13,208)

Allocation of net loss
General	$(1)
Limited partners	(13,207)

Net loss	$(13,208)

See accompanying notes to financial statements.

GOODTIME ACTION AMUSEMENT PARTNERS, L.P.
(A Development Stage Company)

Statements of Changes in Partners' Capital (Deficit)

For the Period from Inception (September 26, 2005) through October 30, 2005

			Total
			Partners'
	General	Limited	Capital
	Partner	Partners	(Deficit)

Balance, September 26, 2005	$-	$-	$-

Capital contributions	200	-	200

Partner's subscription receivable	(200)	-	(200)

Net loss	(1)	(13,207)	(13,208)

Balance, October 30, 2005	$(1)	$(13,207)	$(13,208)

See accompanying notes to financial statements.

GOODTIME ACTION AMUSEMENT PARTNERS, L.P.
(A Development Stage Company)

Statement of Cash Flows

For the Period from Inception (September 26, 2005) through October 30, 2005

Cash flows from operating activities
Net loss	$(13,208)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities
Change in operating assets and liabilities
Accounts receivable - related parties	(10,461)
Accounts payable	5,543
Accounts payable-related party	18,126

Net cash provided by (used in) operating activities	-

Cash - beginning of fiscal year	-

Cash - end of fiscal year	$-

See accompanying notes to financial statements.

GOODTIME ACTION AMUSEMENT PARTNERS, L.P.
(A Development Stage Company)

Notes to Financial Statements

Note 1 -	Nature of Organization and
Summary of Significant Accounting Policies

Organization

Goodtime Action Amusement Partners, L.P. (the "Partnership"), a Texas limited partnership, was formed on September 26, 2005 through the execution of a Limited Partnership Agreement (the "Partnership Agreement"). The general partner is Amusement Innovation Partners LLC ("AIPLLC" or the "General Partner"). The purpose of the Partnership is (a) to own 100% of the equity interests of Aces Wired, LLC, as a wholly owned subsidiary; (b) to own 100% of the stock of K&B Sales, Inc. as a wholly owned subsidiary; (c) to acquire, own, develop, operate, lease and manage, directly and through subsidiaries, amusement centers offering games and related amusements and concessions, throughout the State of Texas and such other states as the General Partner may from time to time determine, and (d) to own, operate, and manage, directly and through subsidiaries, the bingo supply and distribution business and other business of K&B Sales, Inc., throughout the State of Texas and such other states as the General Partner may from time to time determine. The Partnership will terminate on December 31, 2050, unless dissolved sooner pursuant to the terms of the Partnership Agreement. The activities of the Partnership are governed by the terms of its Partnership Agreement. The Partnership is comprised of the following ownership structure:

General Partner	0.01%
Limited Partners	99.99%

The Partnership has been in the development stage since September 26, 2005 (inception) and as of October 30, 2005, has yet to commence commercial operations or generate any revenues. The Company's primary activities since inception have been raising capital to fund activities of the amusement game entertainment facilities business.

Basis of presentation

The Partnership's financial statements, and the notes to financial statements, are prepared in accordance with U.S. generally accepted accounting principles.

Fiscal year

The Partnership uses a 52 or 53 week year and its fiscal year ends the last Sunday in October. The fiscal year for the financial statements presented consist of the period from inception (September 26, 2005) through October 30, 2005.

Cash and cash equivalents

For purposes of the statement of cash flows, the Partnership considers all highly liquid instruments purchased with a maturity of three months or less to be cash equivalents.

Pre Operating Cost

The Partnership follows the guidance of Statement of Position ("SOP") 98-5, "Reporting on the Costs of Start Up Activities", which requires costs associated with start up activities to be expensed as incurred.

GOODTIME ACTION AMUSEMENT PARTNERS, L.P.
(A Development Stage Company)

Notes to Financial Statements

Note 1 -	Nature of Organization and
Summary of Significant Accounting Policies (Continued)

Income taxes

The Partnership is treated as a partnership for Federal income tax purposes; therefore, it is not taxed. Each member is taxed separately on their distributive share of the partnership's income whether or not that income is actually distributed.

Use of estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses, and disclosure of contingent assets and liabilities in the financial statements.

Recently issued accounting pronouncements

In December 2004, the FASB issued SFAS No. 123(R), "Share-Based Payment." This statement requires companies to measure the cost of employee services in exchange for an award of equity instruments based on a grant-date fair value of the award (with limited exceptions), and that cost must generally be recognized over the vesting period. SFAS No. 123(R) amends the original SFAS No. 123 and SFAS NO. 95 that had allowed companies to choose between expensing stock options or showing pro forma disclosure only. This statement eliminates the ability to account for share-based compensation transactions using APB Opinion No. 25. The Partnership has no stock-based compensation plans so the Partnership expects the adoption of SFAS No. 123(R) to have no impact on its financial statements. The adoption of SFAS No. 123(R) becomes effective as of the beginning of the first annual reporting period that begins after June 15, 2005.

In December 2004, SFAS No. 153, "Exchanges of Nonmonetary Assets - an Amendment of APB Opinion No. 26," is effective for fiscal years beginning after June 15, 2005. This statement addresses the measurement of exchange of nonmonetary assets and eliminates the exception from fair value measurement for nonmonetary exchanges of similar productive assets in paragraph 21(b) of APB Opinion No. 29, "Accounting for Nonmonetary Transactions" and replaces it with an exception for exchanges that do not have commercial substance. The Partnership expects the adoption of SFAS No. 153 to have no impact on its financial statements.

In March 2005, the FASB issued Interpretation No. 47, "Accounting for Conditional Asset Retirement Obligations," which clarifies that an entity is required to recognize a liability for the fair value of a conditional asset retirement obligation if the fair value can be reasonably estimated even though uncertainty exists about the timing and (or) method of settlement. The Partnership is required to adopt Interpretation No. 47 prior to the end of the fiscal year ending October 29, 2006. The Partnership expects the adoption of Interpretation No. 47 to have no impact on its financial statements.

GOODTIME ACTION AMUSEMENT PARTNERS, L.P.
(A Development Stage Company)

Notes to Financial Statements

Note 1 -	Nature of Organization and
Summary of Significant Accounting Policies (Continued)

Recently issued accounting pronouncements (continued)

In May 2005, the FASB issued SFAS No. 154, "Accounting Changes and Error Corrections,'' replacement of APB Opinion No. 20 and FASB Statement No. 3. SFAS No. 154 requires retrospective application to prior periods' financial statements for changes in accounting principles, unless it is impracticable to determine either the period-specific effects or the cumulative effect of the change. SFAS No. 154 is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. The Partnership expects the implementation of SFAS No. 154 to have no impact on its financial statements.

In February 2006, the FASB issued SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments," an amendment of SFAS No. 133 and SFAS No. 140 which is effective for fiscal years beginning after September 15, 2006. The statement was issued to clarify the application of SFAS No. 133 to beneficial interests in securitized financial assets and to improve the consistency of accounting for similar financial instruments, regardless of the form of the instruments. The statement eliminates the exemption from applying SFAS No. 133 to interests in securitized financial assets so that similar instruments are accounted for similarly regardless of the form of the instruments. SFAS No. 155 also allows the election of fair value measurement at acquisition, at issuance, or when a previously recognized financial instrument is subject to a remeasurement event. Adoption is effective for all financial instruments acquired or issued after the beginning of the first fiscal year that begins after September 15, 2006. The Partnership expects the adoption of SFAS No. 155 to have no impact on its financial statements.

In March 2006, the FASB issued SFAS No. 156, "Accounting for Servicing of Financial Assets," an amendment of SFAS No. 140 which is effective for fiscal years beginning after September 15, 2006. This statement was issued to simplify the accounting for servicing rights and to reduce the volatility that results from using different measurement attributes. The Partnership expects the adoption of SFAS No. 156 to have no impact on its financial statements.

Note 2 -	Related Party Transactions

During the fiscal year ended October 30, 2005, the Partnership paid $10,461 in start-up expenses for three affiliated companies, which is included in accounts receivable - related parties.

During the fiscal year ended October 30, 2005, an affiliated company paid $18,126 in start-up expenses for the Partnership, which is included in accounts payable-related party.

Note 3 -	Partners' Capital

The Partnership's net income or loss is allocated to the partners' capital accounts in the manner specified in the Partnership Agreement.

GOODTIME ACTION AMUSEMENT PARTNERS, L.P.
(A Development Stage Company)

Notes to Financial Statements

Note 4 -	Commitments and Contingencies

Litigation

From time to time, the Partnership is involved in legal matters incidental to its business, which on occasion may involve claims for monetary amounts, some but not all, of which would be covered by insurance. Uninsured losses, if any, that may result from such claims are not expected to have a material adverse impact on the financial statements of the Partnership.

Note 5 -	Subsequent Events

Effective October 31, 2005, the members of ACES Wired, LLC, contributed the 10,000,000 outstanding member units of ACES Wired, LLC, in exchange for a 44.995% limited partnership interest in the Partnership. Contemporaneously, the shareholders of K&B Sales, Inc. contributed their 403 outstanding common shares in K&B Sales, Inc. in exchange for a 44.995% limited partnership interest in the Partnership. Effective October 31, 2005, Aces Wired, LLC, and K&B Sales, Inc. became wholly owned subsidiaries of the Partnership.